UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                         Date of Report: August 11, 2005



             CAMBRIDGE ADVANTAGED PROPERTIES II LIMITED PARTNERSHIP (Exact name of registrant as specified in its charter)


                                    Delaware
         --------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)


        0-18491                                          13-3330195
------------------------                    ------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)


                     625 Madison Avenue, New York, New York
            ---------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code (212) 317-5700


                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ]     Written  communications  pursuant  to Rule 425 under the Securities Act
         (17 CFR230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the  Exchange Act (17
         CFR240.14a-12)

[  ]     Pre-commencement communications  pursuant  to  Rule 14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications  pursuant  to  Rule 13e-4(c)  under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Event

The following updates disclosure with respect to the Registrant's last remaining asset. Pursuant to a no action letter from the Securities and Exchange Commission dated February 6, 2002, the Registrant is no longer required to file periodic reports due to the fact that it no longer has any operations and is in the process of winding up.

Triangle/Oaks Limited Partnership ("Triangle/Oaks")
---------------------------------------------------
On May 23, 2001, the property and the related assets and liabilities of Triangle/Oaks were sold to an unaffiliated third party purchaser for a price of $20,476,000, resulting in a gain of approximately $5,621,000. In March 2000, Triangle/Oaks filed a claim with its insurance company for $4,300,000 with respect to termite damage. The claim was rejected by the insurance company and Triangle/Oaks filed a lawsuit in November 2001. On May 7, 2003, the Supreme Court of the State of New York ruled that Travelers Indemnity of Illinois is not liable for the damages incurred. This decision was affirmed by the Appellate Division. On June 29, 2005, the New York Court of Appeals declined to hear the case further. Accordingly, the Registrant has exhausted its means to pursue this case. The Registrant expects to liquidate and terminate during the second quarter ending September 25, 2005. A cash distribution, in accordance with the provisions of the Registrant's Partnership Agreement, is expected to be made from available cash less costs incurred to terminate the Registrant.


Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements

     Not applicable

(b)  Pro Forma Financial Information

     Not applicable

(c)  Exhibits

     None

                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



              CAMBRIDGE ADVANTAGED PROPERTIES II LIMITED PARTNERSHIP
                                  (Registrant)



           By:  Related Advantaged Residential Associates, Inc., General Partner


           BY:  /s/ Alan P. Hirmes
                ------------------
                Alan P. Hirmes
                President
                August 11, 2005